Commitment and Contingency	12 Months Ended
Mar. 31, 2021
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Commitment and Contingency
27.	Commitment and Contingency

(1)	Commitment

Commitment to acquire property, plant and equipment was JPY 574 million and JPY 9,105 million as of March 31, 2020 and 2021, respectively.

(2)	Litigation

Sawai is involved in certain following legal and administrative proceedings. Sawai may become involved in legal proceedings for which it is not possible to make reasonable estimate of the expected financial effect, if any, which may result from ultimate resolution of the proceedings. Such cases will be disclosed in the notes, but no provision will be provided.
Sawai is involved in government investigations and litigation arising from the marketing of its pharmaceutical products in the United States.
Government Investigation over USL
In January 2017, USL received subpoenas from the U.S. Department of Justice (“DOJ”) Antitrust Division seeking documents and other information relating to the marketing and pricing of certain USL generic products and communications with competitors about such products. In May 2018, USL received a civil investigative demand from the DOJ Civil Division, pursuant to the Federal False Claims Act, seeking the same documents and information. USL is cooperating with these subpoena requests.
Civil Antitrust Litigation
Beginning in December 2016, numerous complaints have been filed in the United States against various manufacturers, including USL, on behalf of putative classes of direct and indirect purchasers of several generic drug products, as well as several individual direct and indirect purchaser opt-out
plaintiffs. These complaints allege that the defendants engaged in conspiracies to fix prices and/or allocate market share of generic products. The plaintiffs generally seek injunctive relief and damages under federal antitrust law, and damages under various state laws. All such complaints have been transferred to the generic drug multidistrict litigation in the Eastern District of Pennsylvania.
Sawai has determined that outflow of economic resource is not probable from the complaints and thus has not recognized any liabilities related to the complaints as of March 31, 2021. Although Sawai may be required to reach an agreement with the plaintiffs to settle the complaints, the amount will be reimbursable under the escrow account in which the Company paid a portion of the consideration of the USL acquisition based on the agreement with the seller of USL. The escrow account is scheduled to be released to the seller in 2024. Sawai will be required to compensate the plaintiffs and recognize a loss if the settlement is made after the release of the escrow account or if the settlement amount exceeds the escrow account before the release date.